UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 22, 2008

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NORTH PENN BANCORP, INC.

(Exact name of registrant as specified in its charter)

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Pennsylvania	333-143601	26-0261305
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

216 Adams Avenue, Scranton, Pennsylvania 18503

(Address of Principal Executive Office) (Zip Code)

(570) 344-6113

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03

Amendments to Articles of Incorporations or Bylaws; Change in Fiscal Year

On July 22, 2008, North Penn Bancorp, Inc. (the “Company”) amended Sections 1 and 2 of Article IV of its Bylaws. The amendments authorize the Board of Directors, from time to time, to designate the number of directors that comprise the Board, within the range established by the Articles of Incorporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

North Penn Bancorp, Inc.

By:	/s/ Frederick L. Hickman
Frederick L. Hickman President and Chief Executive Officer

Date:  July 24, 2008